WASHINGTON MUTUAL INVESTORS FUND, INC.
                                 PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                             June 22, 1997
                      (As Revised July 18, 1997)

This document is not a prospectus but should be read in conjunction with the current prospectus dated June 22, 1997 of Washington Mutual Investors Fund, Inc. (the fund or WMIF). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

WASHINGTON MUTUAL INVESTORS FUND, INC.
Attention:  Secretary
1101 Vermont Avenue, N.W.
Washington, D.C. 20005
(202) 842-5665

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                   PAGE NO.



The fund and Its Investment Objective and Policies      1

Investment Restrictions                                 2

Fund Directors, Advisory Board Members and Officers     3

Director and Advisory Board Compensation                3

Management                                              8

Dividends, Distributions and Federal Taxes              10

Purchase of Shares                                      12

Redeeming Shares                                        17

Shareholder Account Services and Privileges             19

Execution of Portfolio Transactions                     20

General Information                                     20

Investment Results                                      21

Financial Statements                                    Attached




               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments, originally based upon the Court's List of Legal Investments for Trust Funds in the District of Columbia. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of changes necessary for continued compliance with the fund's Investment Standards. Any issue deleted from the Eligible List and held by the fund must be sold by the fund as soon as deemed practical by the Investment Adviser but in no event later than six months following such deletion.

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental policies and investment restrictions for the protection of shareholders that may not be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.

  The fund may not:

  Purchase any security which is not legal for the investment of trust funds in
the     District of Columbia;

 Purchase or sell real estate or commodities;

 Make a purchase which would cause more than 5% of the value of the total assets of the Fund to be invested in the securities of any one issuer;

 Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 Purchase securities on margin or sell securities short;

 Lend money;

 Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any period when loans amounting to 5% or more of the fund's net assets are outstanding;

 Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is the declared policy of the fund to maintain a fully invested position with minimum invested cash equivalents as may be required. Such cash equivalents may not exceed 5% of total capital assets, and shall be invested in short-term U.S. Treasury or other U.S. Government short-term obligations of comparable quality, at the discretion of the fund's Investment Adviser, after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.

FUND DIRECTORS, ADVISORY BOARD MEMBERS AND OFFICERS
(WITH THEIR PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS)#
DIRECTOR AND ADVISORY BOARD COMPENSATION

NAME, ADDRESS AND AGE       POSITION WITH       PRINCIPAL OCCUPATION(S)   AGGREGATE COMPENSATION     TOTAL COMPENSATION   TOTAL
NUMBER
                            REGISTRANT          DURING PAST 5 YEARS#   (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS       OF
FUND
                                                                      COMPENSATION/1/) FROM FUND   AFFILIATED WITH THE   BOARDS ON

                                                                      DURING FISCAL YEAR ENDED   AMERICAN FUNDS       WHICH

                                                                      4/30/97                    GROUP                INDIVIDUAL

                                                                                                                      SERVES/2/



Charles T. Akre             Director Emeritus   Miller & Chevalier,   $17,000                    $17,000              1

700 John Ringling Blvd.                         Chartered,

Apt. 1108                                       Of Counsel

Sarasota, FL  34236

Age: 87


Cyrus A. Ansary             Director            Investment Services   $50,400                    $54,100              3

1725 K Street, N.W., Suite 410                            International Co.,

Washington, D.C. 20006                          President

Age: 63


Nathan A. Baily             Director Emeritus   Management, Marketing,   $16,000                    $16,000              1

5516 Greystone Street                           Education Consultant

Chevy Chase, MD  20815

Age: 76


John A. Beck*{              Director            The Johnston-Lemon    none/4/                    none/4/              1

Age: 71                                         Group, Incorporated,

                                                Vice Chairman


Fred J. Brinkman*{          Director            Washington Management   none/4/                    none/4/              1

Age: 68                                         Corporation, Senior

                                                Financial Consultant


Charles A. Bowsher          Advisory Board      Retired Comptroller    $3,000/6/                  $3,000               1

4503 Boxwood Road           Member              General of

Bethesda, MD 20816                              The United States

Age: 66


Mary K. Bush                Advisory Board      Bush & Company,       $6,000                     $6,000               1

4201 Cathedral Ave., N.W.   Member              President

Number 1016 East

Washington, D.C.  20016

Age: 49


Daniel J. Callahan III      Director            The Morris & Gwendolyn   $24,700/5/                 $24,700              1

1825 K Street, N.W.                             Cafritz Foundation,

Washington, D.C. 20006                          Vice Chairman &

Age: 65                                         Treasurer


Frank M. Ewing              Director Emeritus   Frank M. Ewing Co., Inc.   $17,500                    $19,600              3

P. O. Box 2248                                  President and Chairman of

Gaithersburg, MD  20886                         the Board

Age: 82


Stephen Hartwell*{          Chairman of the Board    Washington Management   none/4/                    none/4/              3

Age: 82                                         Corporation, Chairman of

                                                the Board


Vernon W. Holleman, Jr.     Advisory Board      Vernon W. Holleman, Jr.   $5,000/3/                  $5,000               1

5550 Friendship Drive       Member              Company, President

Suite 502

Chevy Chase, MD 20815

Age: 61


James H. Lemon, Jr.*{       Vice Chairman of the   The Johnston-Lemon    none/4/                    none/4/              3

Age: 61                     Board               Group, Incorporated,

                                                Chairman of the Board

                                                and

                                                Chief Executive Officer


Harry J. Lister*{           President           Washington Management   none/4/                    none/4/              3

Age: 61                                         Corporation, President

                                                and Director


James C. Miller III         Director            Citizens for a Sound   $49,500                    $49,500              1

1250 H Street, N.W., Suite 700                       Economy, Counselor

Washington, D.C.  20005

Age: 54


Bernard J. Nees             Chairman Emeritus of   Johnston, Lemon & Co.   none/4/                    none/4/              1

1101 Vermont Avenue, N.W.   the Board           Incorporated,

Washington, D.C.  20005                         Executive Vice President

Age: 89                                         and

                                                Director Emeritus


Katherine D. Ortega         Advisory Board      Former Treasurer of the   $2,000/6/                  $2,000               1

800 25th Street, NW         Member              United States

Suite 1003

Washington, D.C. 20038

Age: 63


Thomas J. Owen              Director            The CAFRITZ Company,   $47,800                    $47,800              1

6006 Onondaga Road                              President and Chief

Bethesda, MD  20816                             Executive Officer

Age: 62


Mr. John Knox Singleton     Advisory Board      President, INOVA      $3,000/6/                  $3,000               1

8001 Braddock Road          Member              Health System

Springfield, VA 22151

Age:


Jean Head Sisco             Director            Sisco Associates,     $51,500                    $55,200              3

2517 Massachusetts Avenue, N.W.                       Management Consulting

Washington, D.C. 20008                          Firm, Partner

Age: 71


T. Eugene Smith             Director            T. Eugene Smith, Inc.,   $50,200                    $53,900              3

666 Tintagel Lane                               President

McLean, VA 22101

Age: 66


William B. Snyder           Advisory Board      Southern Heritage     $6,000                     $6,000               1

P. O. Box 30690             Member              Holdings, Inc.

Bethesda, MD  20824                             and Merastar Corporation

Age: 67                                         Chairman, President and

                                                CEO


Leonard P. Steuart II       Director            Steuart Investment    $22,700/5/                 $22,700              1

5454 Wisconsin Avenue                           Company, Vice President

Suite 504

Chevy Chase, MD 20815

Age: 62


Robert F. Tardio            Advisory Board      Independent Consultant   $5,000                     $5,000               1

11517 Highland Farm Road    Member

Potomac, MD 20854

Age: 68


Margita E. White            Director            Association for Maximum   $46,100                    $46,100              1

1776 Massachusetts Avenue, N.W.                       Service Television Inc.,

Suite 310                                       President

Washington, D.C. 20036

Age: 59


Stephen G. Yeonas           Director            Stephen G. Yeonas     $51,500/3/                 $55,200              3

1355 Beverly Road, Suite 102                       Company, Chairman of

McLean, VA 22101                                the Board and Chief

Age: 72                                         Executive Officer



# Positions within the organizations listed may have changed during this period.
* Directors who are considered "interested persons" as defined in the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
{ Address is 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
/1/Amounts may be deferred by eligible Directors and Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director or Advisory Board member.
/2/In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I. Earnings from these funds reflect the latest fiscal year (8/1/95 -- 7/31/96).
/3/Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through 3/31/97, the latest calendar quarter, for participants is as follows: Director Stephen G. Yeonas ($192,882), and Advisory Board member Vernon W. Holleman, Jr. ($18,046). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the participant.
/4/John A. Beck, Fred J. Brinkman, Stephen Hartwell, James H. Lemon, Jr. and Harry J. Lister are affiliated with the Business Manager and, accordingly, receive no remuneration from the fund.
/5/Messrs. Callahan and Steuart each received $8,250 as members of the fund's Advisory Board. Both were elected Directors of the fund effective January 1, 1997. The remaining compensation shown reflects Director's fees.
/6/Mr. Bowsher, Mrs. Ortega and Mr. Singleton were elected to the Advisory Board on March 21, 1997 and, therefore, did not receive a full year of compensation.

OTHER OFFICERS
(WITH THEIR PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS)#
1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005.

HOWARD L. KITZMILLER   (Age: 67)
Senior Vice President, Secretary
and Assistant Treasurer
Washington Management Corporation,
Senior Vice President, Secretary,
Assistant Treasurer and Director

RALPH S. RICHARD   (Age: 78)
Vice President and Treasurer
Johnston, Lemon & Co. Incorporated,
Executive Vice President and Director

LOIS A. ERHARD   (Age: 45)
Vice President
Washington Management Corporation,
Vice President

MICHAEL W. STOCKTON   (Age: 30)
Assistant Vice President, Assistant Secretary and Assistant Treasurer Washington Management Corporation,
Assistant Vice President and Assistant Treasurer
# Positions within the organizations listed may have changed during this period.

All of the officers listed are officers of the Business Manager. Most of the Directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Washington Management Corporation serves as Business Manager. All unaffiliated Directors receive from the fund $7,500 quarterly and an attendance fee of $2,000 for each board meeting attended. The chairman of a committee receives an attendance fee of $1,000 and committee members receive $700 for each committee meeting attended. No Director compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Business Manager, the Investment Adviser or affiliated companies. Directors Emeritus receive from the fund $3,750 quarterly plus $500 per Board meeting attended.

     The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. Members of the Advisory Board receive $2,000 semi-annually plus $1,000 per meeting attended.
     Directors and Advisory Board Members, but not Directors Emeritus, may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain meeting-related expenses of the Directors, Directors Emeritus and Advisory Board members. For deferred compensation, see footnote 3 at page 7. As of May 31, 1997 the directors, officers and Advisory Board members, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors, 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
The Business Manager provides all services required to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, Federal and state regulatory compliance and responsibility for accounting and record keeping facilities. The Business Manager provides similar services to other mutual funds.
The fund pays all expenses not specifically assumed by the Business Manager, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing, and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plan of Distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.

The Business Manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year, except taxes and interest, exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 1997. The Business Manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of nets assets in excess of $12 billion but not exceeding $21 billion and 0.075% of net assets in excess of $21 billion but not exceeding $34 billion and 0.06% of net assets in excess of $34 billion. During the fiscal years ended April 30, 1997, 1996 and 1995, the Business Manager's fees amounted to $28,014,000, $22,468,000 and $18,180,000, respectively.

INVESTMENT ADVISER -   The Investment Adviser, founded in 1931, maintains
research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.
An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.
The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

The Investment Adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. The Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion and 0.19% of net assets in excess of $34 billion. During the fiscal years ended April 30, 1997, 1996 and 1995, the Investment Adviser's fees amounted to $49,383,000, $36,371,000, and $27,370,000, respectively.

BUSINESS MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT - The current Business Management Agreement and Investment Advisory Agreement, unless sooner terminated, will continue in effect until August 31, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreements or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the Investment Adviser and Business Manager have no liability to the fund for their acts or omissions in the performance of their obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon sixty (60) days' written notice to the other party and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).
PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the
Plan), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended April 30, 1997 amounted to $22,625,000 after allowance of $117,572,000 to dealers including $815,000 earned by Johnston, Lemon & Co. Incorporated on its retail sales of shares and the Distribution Plan of the fund. During the fiscal years ended April 30, 1996 and 1995, the Principal Underwriter retained $16,734,000 and $7,073,000, respectively.
As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Expenses under the Plan are reviewed quarterly and the Plan must be considered for renewal annually by the Board of Directors.
Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. The following categories of expenses have been approved: service fees for qualified dealers; dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401(k) plan with 200 or more eligible employees); expenses of the Principal Underwriter for providing shareholder services (including supporting those by dealers); and payments to wholesalers for
efforts to support shareholder services by dealers.   Only expenses incurred
during the preceding 12 months and accrued while the Plan is in effect are paid by the fund. During the fiscal year ended April 30, 1997, the fund paid or accrued $52,997,000 under the Plan, for compensation to dealers. As of April 30, 1997, distribution expenses accrued but unbilled amounted to $9,282,000. The Glass-Steagal Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means of servicing such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.
In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.
                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable investment income, it will be taxed only on the portion of the investment company taxable income which it retains.
To qualify as a regulated investment company, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or other income derived with respect to its business of investing in such stock or securities; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer.
Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and capital gain net income of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.
The fund intends to distribute to shareholders all of its capital gain net income. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be taxable to the shareholder even though it is a return of capital to that shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.
Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to quality for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.
Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared payable as of a date in October, November and December are deemed under the Code to have been received by the shareholder on December 31 of that calendar year and subject to income tax for that year even though the dividend is actually paid no later than the following January.
Under the Code, if, within 90 days after fund shares are purchased, such shares are redeemed and either reinstated in the same fund or exchanged for shares of any other fund in The American Funds Group and the otherwise applicable sales charge is waived, then the amount of the sales charge previously incurred in purchasing Fund shares shall not be taken into account for purposes of determining the amount of any gain or loss on the redemption, but will be treated as having been incurred in the purchase of the fund shares acquired in the reinstatement or exchange.
The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days.
Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.
As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,700 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.
The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax situations.
                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                 See "Investment Minimums and   $50 minimum (except where a lower
                 Fund Numbers" for initial   minimum is noted under "Investment
                 investment minimums.        Minimums and Fund Numbers").

By contacting    Visit any investment dealer who is   Mail directly to your investment dealer's address
your investment   registered in the state where the   printed on your account statement.
dealer           purchase is made and who has a
                 sales agreement with American
                 Funds Distributors.

By mail          Make your check payable to the fund and mail to the address indicated on the account application.  Please indicate
an investment dealer on the account application.   Fill out the account additions form at the
                                             bottom of a recent account statement, make your check payable to the fund, write your account number on your check, and mail the check and form in the envelope provided with your account statement.

By telephone     Please contact your investment dealer to open account, then follow the procedures for additional investments.
Complete the "Investments by Phone"
                                             section on the account application or
                                             American FundsLink Authorization Form.
                                             Once you establish the privilege, you, your financial advisor or any person with your account information can call American FundsLineR and make investments by telephone (subject to conditions noted in "Shareholder
Account Services and Privileges -
                                             Telephone Redemptions and Exchanges" below).

By wire          Call 800/421-0180 to obtain   Your bank should wire your additional
                 your account number(s), if   investments in the same manner as
                 necessary.  Please indicate an   described under "Initial Investment."
                 investment dealer on the
                 account.  Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLineR (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP FundR                                                          02
                                             $1,000

American Balanced FundR                                              11
                                             500

American Mutual FundR                                                03
                                             250

Capital Income BuilderR                                              12
                                             1,000

Capital World Growth and Income Fund$                                33
                                             1,000

EuroPacific Growth FundR                                             16
                                             250

Fundamental Investors$                                               10
                                             250

The Growth Fund of AmericaR                                          05
                                             1,000

The Income Fund of AmericaR                                          06
                                             1,000

The Investment Company of AmericaR                                   04
                                             250

The New Economy FundR                                                14
                                             1,000

New Perspective FundR                                                07
                                             250

SMALLCAP World FundR                                                 35
                                             1,000

Washington Mutual Investors Fund$                                    01
                                             250

BOND FUNDS

American High-Income Municipal Bond FundR                            40
                                             1,000

American High-Income Trust$                                          21
                                             1,000

The Bond Fund of America$                                            08
                                             1,000

Capital World Bond FundR                                             31
                                             1,000

Intermediate Bond Fund of America$                                   23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America$                            43
                                             1,000

The Tax-Exempt Bond Fund of AmericaR                                 19
                                             1,000

The Tax-Exempt Fund of CaliforniaR*                                  20
                                             1,000

The Tax-Exempt Fund of MarylandR*                                    24
                                             1,000

The Tax-Exempt Fund of VirginiaR*                                    25
                                             1,000

U.S. Government Securities Fund$                                     22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of AmericaR                                09
                                             2,500

The Tax-Exempt Money Fund of America$                                39
                                             2,500

The U.S. Treasury Money Fund of America$                             49
                                             2,500

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).
SALES CHARGES- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                 6.10%            5.75%            5.00%

$50,000 but less than $100,000
                                 4.71             4.50             3.75

BOND FUNDS

Less than $25,000
                                 4.99             4.75             4.00

$25,000 but less than $50,000
                                 4.71             4.50             3.75

$50,000 but less than $100,000
                                 4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                 3.63             3.50             2.75

$250,000 but less than $500,000
                                 2.56             2.50             2.00

$500,000 but less than $1,000,000
                                 2.04             2.00             1.60

$1,000,000 or more                                                 (see below)
                                 none             none             DEALER COMMISSIONS -  Commissions of up to 1% will be paid to dealers who initiate and are responsible for
                                                                   purchases of $1 million or more, for purchases by any
employer-sponsored 403(b) plan or purchases by any
                                                                   defined contribution plan qualified under Section 401(a) of the
Internal Revenue Code including a "401(k)"
                                                                   plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement
                                                                   plans of organizations with collective retirement plan assets of
$50 million or more:  1.00% on amounts of $1
                                                                   million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50
                                                                   million, 0.25% on amounts over $50 million to $100 million, and
0.15% on amounts over $100 million.  The
                                                                   level of dealer commissions will be determined based on sales made over a 12-month period commencing
                                                                   from the date of the first sale at net asset value.  For certain tax-exempt accounts open prior to September 1,
1969, sales charges and dealer commissions, as a percent of
offering price, are respectively 3% and 2.5%
(under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000);
2.0% and 1.5% ($100,000 but less than
$250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).



American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.
Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.
NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value with no contingent deferred sales charge to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.
STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.
In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.
Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.
AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.
The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of regular trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:
1.Securities listed or traded on the New York Stock Exchange are valued at the last sale price or, if no sale, at the last-reported bid price. U.S. Treasury Bills with original or remaining maturities in excess of 60 days are valued at the mean of quoted bid and asked prices obtained from a major dealer in short-term securities. Other Treasury Bills with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;
2.There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and
3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.
         Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.
                                REDEEMING SHARES

By writing to American Funds Service Company (at the appropriate address indicated under "Fund Organization and Management -
Principal Underwriter and Transfer Agent" in the    Send a letter of instruction specifying the name of the fund, the number of shares or dollar amount to be sold, your name and account number.  You should also enclose any share certificates you wish to redeem.  For redemptions over $50,000 and for certain redemptions of $50,000 or less (see below), your signature must be guaranteed by a bank, savings association, credit union, or
prospectus)               member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc. that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.
Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.
Notarization by a Notary Public is not an
                          acceptable signature guarantee.

By contacting your investment dealer   If you redeem shares through your investment dealer, you may be charged for this service.
SHARES HELD FOR YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption   You may use this option, provided the account is registered in the name of an individual(s), a UGMA/UTMA custodian, or a non-retirement plan trust.  These redemptions may not exceed $50,000 per shareholder, per day account and the check must be made payable to the shareholder(s) of record and be sent to the address of record provided the address has been used with the account
check sent to you by using   for at least 10 days.  See "Fund Organization and Management - Principal Underwriter and Transfer
Agent" in the prospectus and "Exchange Privilege" below for the appropriate telephone or fax number.
American FundsLineR or by
telephoning, faxing, or
telegraphing American Funds Service Company (subject to the conditions noted in this section and in "Telephone Purchases, Sales and
Exchanges" in the prospectus)

In the case of the money   Upon request (use the account application for the money market funds) you may establish telephone redemption privileges (which will enable you to have a redemption sent to your bank account) and/or check writing privileges.  If you request check writing privileges, you will be provided with checks that you may use to draw against your account.  These checks may be made payable to
market funds, you may have   anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.
redemptions wired to your
bank by telephoning American Funds Service Company ($1,000 or more) or by writing a check ($250 or more)



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.
CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59$; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.
REDEMPTION OF SHARES - The Transfer Agent may redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders, (determined, for this purpose only as the greater of the shareholder's cost or current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account . The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.
The Fund's Articles of Incorporation permit the Fund to direct the Transfer Agent to redeem the shares of any shareholder if the value of shares in the account is less than the minimum initial investment amount set forth in the Fund's current registration statement under the 1940 Act, subject to such further terms and conditions as the Board of Directors may adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account to provide the shareholder with an opportunity to bring the account up to the minimum.
                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular investments monthly or quarterly in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.
AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.
CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge). EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.
You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLineR (see "American FundsLineR" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.
AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.
AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.
ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.
AMERICAN FUNDSLINER - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder, per day), or exchange shares around the clock with American FundsLineR. To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLineR are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.
TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLineR), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, the Fund's Business Manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.
                      EXECUTION OF PORTFOLIO TRANSACTIONS
Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.
As of the end of the fund's most recent fiscal year, it held certain equity securities of some of its regular brokers and dealers or their parents that derive more than 15% of gross revenues from securities-related activities which included securities of The Chase Manhattan Bank and J.P. Morgan in the amounts of $361,238,000 and $257,744,000, respectively, at the year ended April 30, 1997.
Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended April 30, 1997, 1996 and 1995 amounted to $14,511,000, $13,383,000 and $11,529,000, respectively.
During fiscal years 1997, 1996 and 1995 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.
                              GENERAL INFORMATION
CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, NY 11245, as Custodian.
TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related
shareholder service functions.    American Funds Service Company was paid a fee
of $16,906,000 for the fiscal year ended April 30, 1997.
INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information, have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.
REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on April 30.
Shareholders are provided at least semi-annually with reports containing the financial statements, including the investment portfolio and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP.
PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute Guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.
The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:
DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- APRIL 30, 1997
 Net asset value and redemption price per share
         (Net assets divided by shares outstanding) . . . . . . . . . . .
$25.93
Maximum offering price per share (100/94.25 of
         net asset value per share, which takes into
        account the fund's current maximum sales charge). . . . . $27.51
                               INVESTMENT RESULTS
The fund's yield is 2.35% based on a 30-day (or one month) period ended April 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
YIELD = 2[( a-b/cd + 1)/6/ -1]
Where:a =  dividends and interest earned during the period.
           b =  expenses accrued for the period (net of reimbursements).
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share on the last day of the period.
The fund's total return over the past year and average total returns for the five- and ten-year periods ending on April 30, 1997 was +15.39%, +15.40% and +12.93%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.
To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one year, five year, ten year and for other periods: The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.
The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales charge of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund may provide lifetime average total return figures.
The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.
The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment if dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.
The fund may   refer to results compiled by organizations such as CDA
Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the Fund may, from time to time, refer to results published in various newspapers or periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.
The fund may from time to time compare its investment results with the following:
(1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.
(2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).
The fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.
EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.
Note that past results are not an indication of future investment results. Also, the fund has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.
The investment results set forth below were calculated as described in the fund's Prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.
The investment results set forth below were calculated as described in the fund's prospectus.
                       WMIF VS. VARIOUS UNMANAGED INDICES

10-Year Periods   WMIF             DJIA/1/          S&P 500/2/       Average Savings
5/01 - 4/30                                                         Deposit/3/

1987-1997        +237%            +319%            +275%            +66%

1986-1996        +241             +333             +279             +70

1985-1995        +261             +385             +296             +76

1984-1994        +273             +355             +297             +86

1983-1993        +275             +312             +284             +97

1982-1992        +409             +498             +424             +109

1981-1991        +356             +351             +325             +120

1980-1990        +453             +418             +375             +125

1979-1989        +426             +360             +374             +125

1978-1988        +386             +302             +327             +125

1977-1987        +419             +319             +372             +125

1976-1986        +353             +207             +277             +123

1975-1985        +334             +162             +235             +120

1974-1984        +300             +140             +189             +114

1973-1983        +281             +127             +148             +108

1972-1982        +133             +49              +70              +98

1971-1981        +132             +72              +96              +88

1970-1980        +117             +77              +98              +80

1969-1979        +80              +40              +46              +76

1968-1978        +87              +40              +44              +72

1967-1977        +103             +54              +49              +70

1966-1976        +98              +58              +58              +67

1965-1975        +61              +30              +37              +64

1964-1974        +76              +48              +57              +61

1963-1973        +100             +83              +111             +58

1962-1972        +138             +105             +129             +55

1961-1971        +144             +98              +120             +53

1960-1970        +133             +73              +107             +50


/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.
/2/ The Standard & Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.
/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings deposits offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable rates were imposed by law during a part of this period.
           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested   Periods                             ...and taken all
$10,000 in the fund                                 distributions in shares,
this many years ago...                                your investment would
                                                   have been worth this
                                                 much at April 30, 1997



   Number of Years      5/1-4/30                              Value

1                     1996 - 1997             11,538

2                     1995 - 1997             15,048

3                     1994 - 1997             17,610

4                     1993 - 1997             18,058

5                     1992 - 1997             20,467

6                     1991 - 1997             23,377

7                     1990 - 1997             26,816

8                     1989 - 1997             28,567

9                     1988 - 1997             35,043

10                    1987 - 1997             33,739

11                    1986 - 1997             41,742

12                    1985 - 1997             57,579

13                    1984 - 1997             69,686

14                    1983 - 1997             71,884

15                    1982 - 1997             110,401

16                    1981 - 1997             113,067

17                    1980 - 1997             157,326

18                    1979 - 1997             159,527

19                    1978 - 1997             180,655

20                    1977 - 1997             185,669

21                    1976 - 1997             200,518

22                    1975 - 1997             265,083

23                    1974 - 1997             295,810

24                    1973 - 1997             290,874

25                    1972 - 1997             272,756

26                    1971 - 1997             278,633

27                    1970 - 1997             361,624

28                    1969 - 1997             304,611

29                    1968 - 1997             358,502

30                    1967 - 1997             399,209


ILLUSTRATION OF A $10,000 INVESTMENT IN WMIF WITH
DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the fund July 31, 1952 through April 30,1997)

                               COST OF SHARES                                                                                  VALUE
OF SHARES

 Fiscal    Annual       Total                             From             From                  From            Total
Year End   Dividends    Dividends      Investment         Initial          Capital Gains         Dividends        Value
 4/30                     (cumulative)       Cost           Investment       Reinvested            Reinvested



1953*              $      170   $       170    $     10,170       $   9,161        ----                  $    169        $  9,330


1954       450          620            10,620             10,781           ----                  713             11,494

1955       542          1,162          11,162             14,732           ----                  1,556           16,288

1956       654          1,816          11,816             17,447           $   613               2,505           20,565

1957       756          2,572          12,572             17,145           1,553                 3,179           21,877

1958       825          3,397          13,397             15,056           2,339                 3,660           21,055

1959       885          4,282          14,282             21,119           3,915                 6,037           31,071

1960       947          5,229          15,229             18,644           4,411                 5,986           29,041

1961       1,097        6,326          16,326             21,113           6,918                 8,136           36,167

1962       1,145        7,471          17,471             20,880           7,903                 8,871           37,654

1963       1,279        8,750          18,750             21,292           10,289                10,697          42,278

1964       1,368        10,118         20,118             22,614           11,980                12,515          47,109

1965       1,463        11,581         21,581             25,782           15,757                15,951          57,490

1966       1,648        13,229         23,229             26,237           17,691                17,675          61,603

1967       1,906        15,135         25,135             25,833           19,766                19,671          65,270

1968       2,231        17,366         27,366             28,313           21,945                22,434          72,692

1969       2,626        19,992         29,992             31,708           27,163                26,705          85,576

1970       2,874        22,866         32,866             23,523           24,878                23,202          71,603

1971       3,193        26,059         36,059             26,927           33,989                32,471          93,387

1972       3,456        29,515         39,515             27,419           33,511                34,591          95,521

1973       3,671               33,186   43,186             23,933           31,776                33,813          89,522

1974       3,907        37,093         47,093             21,893           31,023                35,040          87,956

1975       4,829        41,922         51,922             22,959           33,179                42,177          98,315

1976       5,498        47,420         57,420             30,739           41,142                58,068          129,949

1977       6,171        53,591         63,591             31,274           44,673                64,401          140,348

1978       6,849        60,440         70,440             29,078           46,414                68,847          144,339

1979       7,785        68,225         78,225             33,575           50,187                79,313          163,075

1980       9,167        77,392         87,392             34,433           50,777                80,637          165,847

1981       14,603             91,995   101,995            28,652           86,269                115,502         230,423

1982       13,326       105,321        115,321            26,352           90,133                119,283         235,768

1983       15,516       120,837        130,837            36,494           142,811               182,987         362,292

1984       17,526       138,363        148,363            32,460           162,054               178,994         373,508

1985       20,783       159,146        169,146            34,910           204,484               213,103         452,497

1986       24,381       183,527        193,527            44,373           281,961               297,433         623,767

1987       28,229       211,756        221,756            50,179           356,068               365,700         771,947

1988       30,815       242,571        252,571            44,826           341,861               356,167         742,854

1989       27,837       270,408        280,408            53,157           405,403               453,047         911,607

1990       41,689       312,097        322,097            51,838           438,105               481,106         971,049

1991       44,572       356,669        366,669            56,626           482,927               574,191         1,113,744

1992       42,318       398,987        408,987            61,150           546,304               664,916         1,272,370

1993       44,627       443,614        453,614            66,315           607,607               768,464         1,442,386

1994       46,718       490,332        500,332            64,505           622,162               792,442         1,479,109

1995       55,058       545,390        555,390            71,140           726,340               933,211         1,730,691

1996       58,187       603,577        613,577            85,844           982,808               1,188,237       2,256,889

1997       62,763       666,340        676,340            97,757           1,245,507             1,419,762       2,763,026



  The dollar amount of capital gain distributions from inception was $621,556 /*/From July 31, 1952, the date the fund commenced operation.
              THE BENEFITS OF SYSTEMATIC INVESTING IN WMIF.......

An initial investment of $1,000 in WMIF on May 1 would have grown to these amounts over the past 10, 20, 30 and 40 years:



10 Years         20 Years       30 Years       40 Years
(5/1/87-4/30/97)   (5/1/77 - 4/30/97)   (5/1/67 - 4/30/97)   (5/1/57-4/30/97)



$3,374           $18,567        $39,921        $119,307



$1,000 invested in WMIF followed by annual $500 investments (all investments made on May 1) would have grown to these amounts over the past 10, 20, 30 and 40 years:



10 Years         20 Years       30 Years       40 Years
(5/1/87 - 4/30/97)   (5/1/77 - 4/30/97)   (5/1/67 - 4/30/97)   (5/1/57-4/30/97)



$13,193          $78,174        $240,451       $661,774



$2,000 invested in WMIF on May 1 of each year would have grown to these amounts over the past 10, 20, 30 and 40 years:



10 Years         20 Years       30 Years       40 Years
(5/1/87-4/30/97)   (5/1/77 - 4/30/97)   (5/1/67 - 4/30/97)   (5/1/57-4/30/97)



$46,024          $276,485       $884,263       $2,418,390


Washington Mutual Investors Fund
Investment Portfolio
April 30, 1997                                             Market Percent
                                                            Value  of Net
Common Stocks                                  Shares       (000)  Assets

Energy
Energy Sources (11.11%)
Amoco Corp.                                  7,450,000   $623,006    2.21  %
Atlantic Richfield Co.                       6,510,000    886,174    3.15
Chevron Corp.                                5,700,000    390,450    1.39
Exxon Corp.                                  4,800,000    271,800     .97
Kerr-McGee Corp.                             2,300,000    138,862     .49
Mobil Corp.                                    475,000     61,750     .22
Texaco Inc.                                  6,175,000    651,463    2.31
Unocal Corp.                                 2,740,100    104,466     .37
                                                      ----------- -------
                                                       3,127,971   11.11
                                                      ----------- -------
Utilities: Electric & Gas (8.31%)
American Electric Power Company, Inc.        3,750,000    151,875     .54
Atlantic Energy, Inc.                        1,650,000     26,606     .09
Baltimore Gas and Electric Co.               2,000,000     51,000     .18
Brooklyn Union Gas Co.                         900,000     24,638     .09
Carolina Power & Light Co.                   3,500,000    119,000     .42
Central and South West Corp.                 2,650,000     53,331     .19
CINergy Corp.                                  700,000     23,275     .08
Consolidated Edison Co. of
 New York, Inc.                              6,000,000    166,500     .59
Consolidated Natural Gas Co.                 2,100,000    105,787     .37
Dominion Resources, Inc.                       595,000     20,453     .07
DTE Energy Co.                               3,465,000     92,689     .33
Duke Power Co.                               4,150,000    182,081     .65
Edison International                         6,347,000    133,287     .47
Florida Progress Corp.                       4,835,800    148,701     .53
FPL Group, Inc.                              1,300,000     58,012     .21
Houston Industries Inc.                      5,480,000    109,600     .39
Northeast Utilities                          4,555,000     37,579     .13
OGE Energy Corp.                               400,000     16,600     .06
PanEnergy Corp.                              2,769,400    122,546     .43
PECO Energy Co.                              4,000,000     79,000     .28
PG&E Corp.                                   3,950,000     94,800     .34
PP & L Resources, Inc.                       4,700,000     92,237     .33
Public Service Enterprise Group Inc.         3,820,000     92,158     .33
Puget Sound Power & Light Co.                1,000,000     24,500     .09
Southern Co.                                 8,000,000    163,000     .58
Union Electric Co.                           3,900,000    138,938     .49
Wisconsin Energy Corp.                         550,000     13,750     .05
                                                      ----------- -------
                                                       2,341,943    8.31
                                                      ----------- -------
Total Energy                                           5,469,914   19.42
                                                      ----------- -------
Materials
Building Materials & Components (.02%)
Masco Corp.                                    150,000      5,662     .02
                                                      ----------- -------
Chemicals (3.93%)
E.I. du Pont de Nemours and Co.              7,142,500    757,998    2.69
Monsanto Co.                                 3,050,000    130,388     .46
PPG Industries, Inc.                         2,350,000    127,781     .46
Sherwin-Williams Co.                         3,000,000     90,750     .32
                                                      ----------- -------
                                                       1,106,917    3.93
                                                      ----------- -------
Forest Products & Paper (2.47%)
International Paper Co.                     10,450,000    441,513    1.57
Louisiana-Pacific Corp.                      5,380,000    100,202     .35
Westvaco Corp.                               5,501,350    154,038     .55
                                                      ----------- -------
                                                         695,753    2.47
                                                      ----------- -------
Metals: Nonferrous (.23%)
Phelps Dodge Corp.                             850,000     65,237     .23
                                                      ----------- -------
Total Materials                                        1,873,569    6.65
                                                      ----------- -------
Capital Equipment
Aerospace & Military Technology (1.24%)
Boeing Co.                                     585,820     57,776     .20
Raytheon Co.                                 4,750,000    207,219     .74
United Technologies Corp.                    1,100,000     83,188     .30
                                                      ----------- -------
                                                         348,183    1.24
                                                      ----------- -------
Data Processing & Reproduction (.93%)
Xerox Corp.                                  4,240,000    260,760     .93
                                                      ----------- -------
Electrical & Electronics (.70%)
Emerson Electric Co.                         1,700,000     86,275     .31
General Electric Co.                         1,000,000    110,875     .39
                                                      ----------- -------
                                                         197,150     .70
                                                      ----------- -------
Electronic Components (.16%)
Thomas & Betts Corp.                         1,020,000     46,282     .16
                                                      ----------- -------
Energy Equipment (.18%)
Dresser Industries, Inc.                     1,700,000     50,788     .18
                                                      ----------- -------
Industrial Components (3.12%)
Dana Corp.                                   3,150,000    100,406     .35
Eaton Corp.                                  2,100,000    157,238     .56
Echlin Inc.                                  3,000,000     97,875     .35
Genuine Parts Co.                            5,587,500    180,895     .64
Goodyear Tire & Rubber Co.                   2,200,000    115,775     .41
Rockwell International Corp.                 1,235,000     82,128     .29
TRW Inc.                                     2,800,000    145,950     .52
                                                      ----------- -------
                                                         880,267    3.12
                                                      ----------- -------
Machinery & Engineering (.87%)
Caterpillar Inc.                             1,816,100    161,633     .57
Ingersoll-Rand Co.                             675,000     33,159     .12
Parker Hannifin Corp.                        1,000,000     49,750     .18
                                                      ----------- -------
                                                         244,542     .87
                                                      ----------- -------
Total Capital Equipment                                2,027,972    7.20
                                                      ----------- -------
Consumer Goods
Appliances & Household Durables (.08%)
Maytag Corp.                                 1,000,000     22,875     .08
                                                      ----------- -------
Beverages (.90%)
PepsiCo, Inc.                                7,257,100    253,092     .90
                                                      ----------- -------
Food & Household Products (3.21%)
Colgate-Palmolive Co.                          800,000     88,800     .32
CPC International Inc.                       2,120,200    175,181     .62
General Mills, Inc.                          5,115,600    317,167    1.13
Kellogg Co.                                  2,207,700    153,987     .55
Procter & Gamble Co.                           750,000     94,313     .33
Sara Lee Corp.                               1,750,000     73,500     .26
                                                      ----------- -------
                                                         902,948    3.21
                                                      ----------- -------
Health & Personal Care (11.87%)
American Home Products Corp.                 7,600,000    503,500    1.79
Bristol-Myers Squibb Co.                     4,450,000    291,475    1.03
Johnson & Johnson                            1,000,000     61,250     .22
Kimberly-Clark Corp.                         4,440,000    227,550     .81
Eli Lilly and Co.                            6,002,300    527,452    1.87
McKesson Corp.                                 375,000     27,141     .10
Merck & Co., Inc.                            4,700,000    425,350    1.51
Pfizer Inc                                   2,001,600    192,154     .68
Pharmacia & Upjohn, Inc.                     6,339,500    187,808     .67
Schering-Plough Corp.                        2,750,000    220,000     .78
Tambrands Inc.                               1,067,800     50,186     .18
Warner-Lambert Co.                           6,414,200    628,591    2.23
                                                      ----------- -------
                                                       3,342,457   11.87
                                                      ----------- -------
Recreation & Other Consumer
 Products (.15%)
Eastman Kodak Co.                              500,000     41,750     .15
                                                      ----------- -------
Textiles & Apparel (.15%)
VF Corp.                                       600,000     43,275     .15
                                                      ----------- -------
Total Consumer Goods                                   4,606,397   16.36
                                                      ----------- -------
Services
Broadcasting & Publishing (.37%)
Dow Jones & Co., Inc.                          602,500     24,401     .09
Gannett Co., Inc.                              900,000     78,525     .28
                                                      ----------- -------
                                                         102,926     .37
                                                      ----------- -------
Business & Public Services (3.65%)
Browning-Ferris Industries, Inc.             8,880,000    251,970     .89
Cognizant Corp.                              5,356,100    174,743     .62
Deluxe Corp.                                   600,000     18,375     .07
Dun & Bradstreet Corp.                       6,938,300    170,856     .61
Pitney Bowes Inc.                            2,600,000    166,400     .59
WMX Technologies, Inc.                       8,306,200    243,994     .87
                                                      ----------- -------
                                                       1,026,338    3.65
                                                      ----------- -------
Merchandising (3.81%)
Albertson's, Inc.                            5,465,000    180,345     .64
J.C. Penney Co., Inc.                       10,242,900    489,098    1.74
Walgreen Co.                                   880,100     40,485     .14
Wal-Mart Stores, Inc.                       12,900,000    364,425    1.29
                                                      ----------- -------
                                                       1,074,353    3.81
                                                      ----------- -------
Telecommunications (8.59%)
Ameritech Corp.                             11,212,300    685,352    2.43
AT&T Corp.                                  20,250,000    678,375    2.41
Bell Atlantic Corp.                          1,472,100     99,735     .35
GTE Corp.                                    2,000,000     91,750     .33
SBC Communications Inc.                      3,707,175    205,748     .73
Sprint Corp.                                 1,200,000     52,650     .19
U S WEST Communications Group               17,270,000    606,609    2.15
                                                      ----------- -------
                                                       2,420,219    8.59
                                                      ----------- -------
Transportation: Rail (2.00%)
CSX Corp.                                    1,100,000     51,288     .18
Norfolk Southern Corp.                       2,520,000    226,485     .81
Union Pacific Corp.                          4,470,200    284,975    1.01
                                                      ----------- -------
                                                         562,748    2.00
                                                      ----------- -------
Total Services                                         5,186,584   18.42
                                                      ----------- -------
Finance
Banking (15.23%)
Banc One Corp.                               3,330,100    141,113     .50
Bank of New York Co., Inc.                  13,800,000    545,100    1.94
BankAmerica Corp.                            2,275,000    265,891     .94
Bankers Trust New York Corp.                 1,940,000    157,868     .56
Barnett Banks, Inc.                          1,850,000     90,419     .32
Chase Manhattan Corp.                        3,900,000    361,238    1.28
Comerica Inc.                                  546,200     31,953     .11
CoreStates Financial Corp                    6,050,000    306,281    1.09
First Chicago NBD Corp.                      5,300,000    298,125    1.06
First Union Corp.                            2,575,000    216,300     .77
Fleet Financial Group, Inc.                  6,717,400    409,761    1.45
KeyCorp                                      2,000,000    104,250     .37
J.P. Morgan & Co. Inc.                       2,530,000    257,744     .92
National City Corp.                          2,350,000    114,562     .41
NationsBank Corp.                            5,700,000    344,137    1.22
Norwest Corp.                                4,000,000    199,500     .71
PNC Bank Corp.                               4,400,000    180,950     .64
Signet Banking Corp.                         1,400,000     43,225     .15
SunTrust Banks, Inc.                         2,000,000    101,500     .36
Wachovia Corp.                               2,053,700    120,141     .43
                                                      ----------- -------
                                                       4,290,058   15.23
                                                      ----------- -------
Financial Services (3.70%)
American Express Co.                         3,300,000    217,388     .77
Beneficial Corp.                             2,548,180    163,084     .58
Federal National Mortgage Assn.              7,300,000    300,212    1.07
Household International, Inc.                4,103,300    361,090    1.28
                                                      ----------- -------
                                                       1,041,774    3.70
                                                      ----------- -------
Insurance (6.20%)
Aetna Inc.                                   2,400,000    218,700     .78
Allstate Corp.                               5,400,000    353,700    1.25
American General Corp.                       5,400,000    235,575     .84
CIGNA Corp.                                  1,050,000    157,894     .56
General Re Corp.                             1,905,000    318,611    1.13
Lincoln National Corp.                       2,600,000    145,600     .52
Marsh & McLennan Companies, Inc.             1,100,000    132,550     .47
St. Paul Companies, Inc.                     2,725,000    182,575     .65
                                                      ----------- -------
                                                       1,745,205    6.20
                                                      ----------- -------
Total Finance                                          7,077,037   25.13
                                                      ----------- -------
Multi-Industry
Multi-Industry (.56%)
AlliedSignal Inc.                            1,075,000     77,669     .28
Minnesota Mining and Manufacturing Co.         500,000     43,500     .15
Whitman Corp.                                1,625,000     37,578     .13
                                                      ----------- -------
Total Multi-Industry                                     158,747     .56
                                                      ----------- -------
Miscellaneous
Common stocks in initial period of
acquisition                                               738,790    2.62
                                                      ----------- -------
TOTAL INVESTMENT SECURITIES
 (cost: $18,455,562,000)                              27,139,010   96.36
Excess of United States Treasury bills,
 cash, and receivables over payables                    1,025,986    3.64
                                                      ----------- -------
NET ASSETS                                            $28,164,996 100.00   %
                                                      =========== =======

See Notes to Financial Statements


Washington Mutual Investors Fund
Financial Statements
Statement of Assets and Liabilities
April 30, 1997
(dollars in thousands)
Assets:
Investment securities at market
  (cost: $18,455,562)                                 $27,139,010
United States Treasury bills
  (cost: $1,000,298)                                    1,000,364
Cash                                                          106
Receivables for--
  Sales of investments                      $281,244
  Sales of Fund's shares                      48,675
  Dividends and interest                      58,279      388,198
                                        ------------ ------------
                                                       28,527,678
Liabilities:
Payables for--
  Purchases of investments                   327,084
  Repurchases of Fund's shares                17,288
  Management services                          6,980
  Accrued expenses                            11,330      362,682
                                        ------------ ------------
Net Assets at April 30, 1997
Equivalent to $25.93 per share on
1,086,206,095 shares of $1 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)                $28,164,996
                                                     ============



Statement of Operations
for the year ended April 30, 1997
(dollars in thousands)
Investment Income:
Income:
  Dividends                               $  721,101
  Interest                                    51,652   $  772,753
                                        ------------
Expenses:
  Investment management fee                   49,383
  Business management fee                     28,014
  Distribution expenses                       52,997
  Transfer agent fee                          16,906
  Reports to shareholders                        790
  Registration statement and prospectus        1,857
  Postage, stationery and supplies             3,837
  Directors' and Advisory Board fees             478
  Auditing and legal fees                        124
  Custodian fee                                  297
  Other expenses                                 180      154,863
                                        ------------ ------------
Net investment income                                     617,890
                                                     ------------

Realized Gain and Unrealized
  Appreciation on Investments:
Net realized gain                                       1,465,728
Net unrealized appreciation:
  Beginning of year                        5,887,714
  End of year                              8,683,514
                                        ------------
    Net change in unrealized
      appreciation                                      2,795,800
                                                     ------------
  Net realized gain and change in
    unrealized appreciation                             4,261,528
                                                     ------------
Net Increase in Net Assets
  Resulting from Operations                            $4,879,418
                                                     ============



Statement of Changes in Net Assets
(dollars in thousands)

                                          Year Ended     April 30
                                                 1997         1996
                                        ------------ ------------
Operations:
Net investment income                    $   617,890  $   522,254
Net realized gain on investments           1,465,728    1,227,501
Net change in unrealized
  appreciation on investments              2,795,800    2,757,898
                                        ------------ ------------
  Net Increase in Net Assets
    Resulting from Operations              4,879,418    4,507,653
                                        ------------ ------------
Dividends and Distributions Paid to
  Shareholders:
Dividends from net investment income        (607,336)    (503,739)
Distributions from net realized gain
  on investments                          (1,174,688)    (879,840)
                                        ------------ ------------
  Total Dividends and Distributions       (1,782,024)  (1,383,579)
                                        ------------ ------------

Capital Share Transactions:
Proceeds from shares sold:
  215,746,819 and 172,566,749
  shares, respectively                     5,311,956    3,741,201
Proceeds from shares issued in
  reinvestment of net investment income
  dividends and distributions of net
  realized gain on investments:
  67,871,052 and 61,317,672 shares,
  respectively                             1,671,650    1,323,273
Cost of shares repurchased:
  105,990,667 and 89,667,381
  shares, respectively                    (2,605,406)  (1,924,927)
                                        ------------ ------------
  Net Increase in Net Assets Resulting
    from Capital Share Transactions        4,378,200    3,139,547
                                        ------------ ------------
Total Increase in Net Assets               7,475,594    6,263,621

Net Assets:
Beginning of year                         20,689,402   14,425,781
                                        ------------ ------------
End of year (including undistributed
  net investment income: $82,498 and
  $71,944, respectively)                 $28,164,996  $20,689,402
                                        ============ ============

See Notes to Financial Statements

Notes to Financial Statements
1. Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common
stock investing.   The following paragraphs summarize the significant
accounting policies consistently followed by the Fund in the preparation of its financial statements:
   Investment securities are stated at market value based upon closing sales prices reported on a national securities exchange on the day of valuation or, for listed securities having no sales reported, upon last-reported bid prices on that date. Treasury bills with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices obtained from a major dealer in short-term securities. Treasury bills with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
  Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $297,000 included $22,000 that was paid by these credits rather than in cash.
2. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of April 30, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $8,683,514,000, of which $9,009,917,000 related to appreciated securities and $326,403,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended April 30, 1997. The cost of portfolio securities for book and federal income tax purposes was $19,455,860,000 at April 30, 1997.

3. Officers of the Fund received no remuneration from the Fund in such capacities. Their remuneration was paid by Washington Management Corporation
(WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. WMC, business manager of the Fund, was paid a fee of $28,014,000 for business management services. The business management agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion, and 0.075% of such assets in excess of $21 billion. Under this agreement all expenses chargeable to the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Fund that it has earned $815,366 on its retail sales of shares and under the distribution plan of the Fund but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. All officers of the Fund and five of its directors are affiliated with The Johnston-Lemon Group, Incorporated. Capital Research and Management Company, investment manager of the Fund, was paid a fee of $49,383,000 for investment management services. The investment advisory agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; and 0.195% of such assets in excess of $21 billion.
  Pursuant to a Plan of Distribution, the Fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts and reimbursements to American Funds Distributors, Inc. (AFD), the principal underwriter of the Fund's shares, for its activities and expenses related to the sales of Fund shares or servicing of shareholder accounts. During the year ended April 30, 1997, distribution expenses under the Plan were $52,997,000 including accrued expenses of $9,282,000.
  American Funds Service Company, the transfer agent for the Fund, was paid a fee of $16,906,000. AFD has informed the Fund that it has received $22,625,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.
  Directors and Advisory Board members of the Fund who are unaffiliated with WMC may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of April 30, 1997, aggregate amounts deferred and earnings thereon were $215,000.
4. As of April 30, 1997, accumulated undistributed net realized gain on investments was $947,123,000 and additional paid-in capital was $17,365,655,000.
  The Fund made purchases and sales of investment securities, excluding short-term securities, of $7,778,144,000 and $4,733,698,000, respectively, during the year ended April 30, 1997.
  The fund owns 5.4% of the outstanding voting securities of Westvaco Corp. and thus is considered an affiliate as defined in the Investment Company Act of 1940.

Per-Share
Data and Ratios




                                            Year en ded Apr   il 30
                                        1997    1996   1995    1994    1993

Net Asset Value,
  Beginning of Year                  $   22. $18.87  $17.11  $17.59  $16.22
                                    ------- ------- ------- ------- -------
Income from Investment
  Operations:
  Net investment income                 .62     .63     .63     .59     .56
  Net realized and
    unrealized gain (loss)
    on investments                     4.36    4.98    2.16    (.12)   1.55
                                    ------- ------- ------- ------- -------
    Total income from
      investment operations            4.98    5.61    2.79     .47    2.11
                                    ------- ------- ------- ------- -------
Less Distributions:
  Dividends from net
    investment income                  (.62)   (.62)   (.62)   (.56)   (.56)
  Distributions from net
    realized gains                    (1.20)  (1.09)   (.41)   (.39)   (.18)
                                    ------- ------- ------- ------- -------
    Total distributions               (1.82)  (1.71)  (1.03)   (.95)   (.74)
                                    ------- ------- ------- ------- -------
Net Asset Value,
  End of Year                        $25.93  $22.77  $18.87  $17.11  $17.59
                                    ======= ======= ======= ======= =======

Total Return/1/                      22.43%  30.40%  17.01%   2.55%   13.36%


Ratios/Supplemental Data:
  Net assets, end of
    year (in millions)              $28,165 $20,689 $14,426 $12,405 $11,306
  Ratio of expenses to
    average net assets                 .64%     .66%    .69%    .69%    .70%
  Ratio of net income to
    average net assets                2.56%    2.98%   3.57%   3.29%   3.33%
  Average commissions paid/2/         5.29c   6.24c   6.87c   6.85c   7.49c
  Portfolio turnover rate            20.41%     23.4    25.4    23.8    18.6

  /1/Excludes maximum
  sales charge of 5.75%
  of the Fund's offering price.
  Total Return figure
  for 1993 has been revised.
  Previously shown for
  that year was 13.38%.

 /2/Brokerage commissions
  paid on portfolio
  transactions increase the
  cost of securities
  purchased or reduce the
  proceeds of securities sold,
  and are not separately reflected in the
  Fund's statement of
  operations. Shares traded
  on a principal basis are
  excluded.


Report of Independent Accountants
To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
Los Angeles, California
May 30, 1997
Tax Information
(Unaudited)
During the fiscal year ended April 30, 1997, 100% of the dividends paid by the Fund from net investment income earned qualified for the corporate dividends-received deduction. Six percent of such dividends paid by the Fund represent interest on direct U.S. Treasury obligations. This information is given to meet certain requirements of the Internal Revenue Code.